                                                                 EXHIBIT 10.27.1

                      CRICKET COMMUNICATIONS HOLDINGS INC.
                           CRICKET COMMUNICATIONS INC.
                           10307 PACIFIC CENTER COURT
                           SAN DIEGO, CALIFORNIA 92121


                                                   as of February 5, 2001

Ericsson Credit AB
Tefonvagen 30
Stockholm 126 25
Sweden
Attention:  President

                       Amendment No. 1 to Credit Agreement

Ladies and Gentlemen:

        We refer to Credit Agreement dated as of October 20, 2000, as amended (the "Credit Agreement"), between you, as lender and administrative agent, and us. Capitalized terms not otherwise defined in this Amendment have the respective meanings specified in the Credit Agreement.

        You and we agree as follows:

        1.      The Credit Agreement is amended as follows

                (a) Section 4.03(c) is amended in its entirety to read as follows:

                "(c) At the time of and immediately after giving effect to such Borrowing, (i) either (A) the aggregate principal amount of all Loans made hereunder (whether or not repaid) shall not exceed
                (I) if such time is prior to December 31, 2001, [*] of the sum of the aggregate Purchase Price payments made to Ericsson Wireless at or prior to such time, plus [*], (II) if such time is on or after December 31, 2001 and prior to the second anniversary of the date of this Agreement, [*] of the sum of the aggregate Purchase Price payments made to Ericsson Wireless at or prior to such time, plus [*], and (III) otherwise [*] of the sum of the aggregate Purchase Price payments made to Ericsson Wireless at or prior to such time or (B) the proceeds of such Borrowing are being used solely to pay all or any portion of the Purchase Price theretofore unpaid, (ii) the ratio of Total Indebtedness to Total Contributed Capital shall not exceed 2.0 to 1.0 and (iii) the aggregate principal amount of all Eligible



[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                Secured Debt described in clauses (a), (b) and (c) of the definition of "Eligible Secured Debt" that has been incurred (on a cumulative basis, whether or not such Eligible Secured Debt remains outstanding) shall not exceed $1,845,000,000."

                (b) Section 5.10 is amended in its entirety to read as follows:

                        Section 5.10 Use of Proceeds. The proceeds of the Loans
                will be used (a) to make payments in respect of the Purchase Price and Permitted Third Party Payments and (b) to pay fees payable under Sections 2.10(a), 2.10(b) and 2.10(c), interest payable to Ericsson, the Agent or the Lenders under this Agreement and out-of-pocket expenses incurred in connection with the negotiation, execution and delivery of the Loan Documents; provided, however, that (i) the equipment, goods and/or services financed with or constituting Permitted Third Party Payments shall be used solely in the markets which are generally utilizing equipment provided by Ericsson Wireless (as opposed to markets which are generally utilizing equipment provided by Lucent, Nortel or other competitors of Ericsson Wireless), (ii) proceeds of Loans shall not be used to purchase an FCC License as referred to in clause (b) of the definition of "Permitted Third Party Payments" unless such FCC License is for a market that is to generally utilize equipment provided by Ericsson Wireless (as opposed to a market that is to generally utilize equipment provided by competitors of Ericsson Wireless) and
                (iii) to the extent that after giving effect to any Loan on any date the aggregate principal amount of the Loans would exceed [*] of the sum of the aggregate Purchase Price payments made to Ericsson Wireless at or prior to such time, plus [*], such excess shall be used or shall have been used only for the purpose of purchasing FCC Licenses.

        2. This Amendment shall become effective as of the date first-above written when (a) executed by you and delivered to us and when you shall have received counterparts of this Amendment, (b) the consent attached hereto duly executed by each signatory thereto and (c) an amendment to the Purchase Agreement referred to in the commitment letter dated as of January 11, 2001 between the Borrower and you shall have been duly executed and delivered by the parties to the Purchase Agreement. This Amendment shall terminate without coming into effect unless the conditions specified in the preceding sentence shall have been satisfied prior to February 15, 2001.

        3. Each of us represents and warrants to you as follows:

                (a) It is duly organized and validly existing under its jurisdiction of organization, with all requisite power and authority, corporate and otherwise, to execute, deliver and perform this Amendment and the transactions contemplated hereby.



[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                (b) The execution, delivery and performance by it of this Amendment and the transactions contemplated hereby have been validly authorized by all requisite action.

                (c) The execution, delivery and performance of this Amendment by it do not and will not violate any applicable law, rule, regulation, judgment, order or agreement with any third party.

                (d) This Amendment constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

        4. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

        5. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Borrower. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

        6. Cricket Communications Holdings Inc. consents to this Amendment and confirms and agrees that notwithstanding the effectiveness of this Amendment, the Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guarantee Agreement to the Credit Agreement, directly, by words of like import or by words that incorporate the Credit Agreement among the documents referred to, shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

        7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Amendment to us.

                                            Very truly yours,

CRICKET COMMUNICATIONS HOLDINGS INC.        CRICKET COMMUNICATIONS INC.



By /s/ TOM WILLARDSON                       By /s/ TOM WILLARDSON
   -------------------------------             ---------------------------------
   Title                                       Title


Agreed as of the date first-above written.

ERICSSON CREDIT AB, as Administrative Agent and Lender



By      /s/ OSSIE EVERUM
   -------------------------------
   Title    OSSIE EVERUM



                                     CONSENT

                THE UNDERSIGNED, as of the date of the foregoing Amendment, consents to such Amendment and confirms and agrees that notwithstanding the effectiveness of such Amendment, the Parent Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Parent Guarantee to the Credit Agreement, directly, by words of like import or by words that incorporate the Credit Agreement among the documents referred to, shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                                            LEAP WIRELESS INTERNATIONAL INC.



                                            By /s/ TOM WILLARDSON
                                               ---------------------------------
                                               Title